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                               JPMORGAN TRUST I
                     JPMORGAN GLOBAL STRATEGIC INCOME FUND
                              (ALL SHARE CLASSES)


                      SUPPLEMENT DATED FEBRUARY 17, 2006
                 TO THE PROSPECTUSES DATED DECEMBER 31, 2005


    The Board of Trustees of JPMorgan Trust I has approved changes to the JPMorgan Global Strategic Income Fund (the "Fund"). These changes will go into effect on the effective date of new prospectuses for the Fund sometime in the second quarter of 2006 (the "Effective Date").

    The following is a brief summary. A full description of the changes will be included in the new prospectus on the Effective Date.

    Once these changes are implemented, the Fund will have wide latitude to allocate its investments among strategies and sectors that include domestic and international fixed income securities as well as a broad array of derivatives, relative value strategies, and non-traditional income securities that the Adviser believes will produce income or generate return. In addition, the Fund will have the ability to utilize investments and strategies that are not contemplated or widely utilized under the current prospectus including convertible securities, preferred securities, equity stocks, and short selling. The Fund will also have the ability to invest a much greater percentage of its assets in a single type of investment or strategy than currently permitted. For example, the Fund will be permitted to invest substantially all of its assets in high yield securities (also known as junk bonds) and up to 50% of its assets in foreign securities, emerging market debt securities as well as non-traditional income securities including equity securities.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE

                                                                    SUP-GSI-206